Exhibit 10.13
THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of December 5, 2025 (this “Agreement”), is among ESSENTIAL PROPERTIES REALTY TRUST, INC., a Maryland corporation (the “Parent REIT”), ESSENTIAL PROPERTIES, L.P., a Delaware limited partnership (the “Borrower”), CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Agent”), and the Lenders party hereto.
RECITALS
WHEREAS, the Parent REIT, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to the Credit Agreement, dated as of November 26, 2019 (as amended by that certain First Amendment to Credit Agreement dated as of February 18, 2022 and that certain Second Amendment to Credit Agreement dated August 23, 2022 and as further amended, restated, amended and restated, modified or supplemented prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as modified hereby and as further amended from time to time in accordance with the terms thereof, the “Amended Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Amended Credit Agreement.
WHEREAS, the Parent REIT, the Borrower, the Agent, and the Lenders party hereto have agreed to amend the Credit Agreement in accordance with and subject to the terms and conditions set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
I.AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions precedent set forth in Section III below, as of the Third Amendment Effective Date, the Credit Agreement is hereby amended as follows:
A.The definition of “Adjusted Term SOFR” contained in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:
“Adjusted Term SOFR”: for purposes of any calculation, the rate per annum equal to Term SOFR for such calculation, except that if, as of any date of determination, Adjusted Term SOFR determined as provided above shall be less than zero, then Adjusted Term SOFR as of such date shall be deemed to be zero.
II.REPRESENTATIONS. Each of the Parent REIT and the Borrower, on its own behalf and on behalf of the other Loan Parties, hereby represents, warrants and confirms that the representations and warranties in Section 4 of the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date, and the representations and warranties contained in Section 4.1 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) or (b), as applicable, of Section 6.1 of the Amended Credit Agreement.
4530736.6

III.CONDITIONS TO EFFECTIVENESS. This Agreement will become effective on the first date (such date, the “Third Amendment Effective Date”) on which each of the following conditions is satisfied:
A.The Agent shall have received counterparts of this Agreement executed and delivered by the Parent REIT, the Borrower, the other Loan Parties on the date hereof, each Lender, and the Agent.
B.The Agent shall have received all reasonable fees and other amounts due and payable by the Borrower to the Agent in accordance with the terms of the Amended Credit Agreement on or prior to the date hereof, and, to the extent invoiced, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Amended Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.
C.The Agent shall have received all information reasonably requested by the Agent or any Lender regarding the Borrower and the other Loan Parties in order to comply with the Patriot Act and similar “know your customer” requirements of the Agent and the Lenders party to this Agreement.
D.As of the date hereof, both immediately before and immediately after entering into and giving effect to this Agreement, no Default or Event of Default exists.
E.The Agent shall have received from the Borrower such other documents, instruments, certificates, assurances, consents and approvals as the Agent shall have reasonably requested from the Borrower prior to the Third Amendment Effective Date.
IV.INTENTIONALLY OMITTED.
V.CONFIRMATION OF GUARANTY. Each Loan Party (a) confirms its obligations under the Guarantee Agreement, (b) confirms that its obligations under the Amended Credit Agreement constitute “Obligations” (as defined in the Amended Credit Agreement), (c) confirms its guarantee of the Obligations under the Guarantee Agreement, (d) confirms that its obligations under the Amended Credit Agreement are entitled to the benefits of the guarantee set forth in the Guarantee Agreement and (e) agrees that the Amended Credit Agreement is the “Credit Agreement” under and for all purposes of the Guarantee Agreement. Each Loan Party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect after giving effect to this Agreement.
VI.NO NOVATION. This Agreement, the Amended Credit Agreement or the effectiveness of this Agreement or the Amended Credit Agreement shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or any other Loan Document or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement, any other Loan Document or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby.
VII.INTENTIONALLY OMITTED.
VIII.CONSENT. Subject to the conditions precedent set forth in Section III above, each of the Lenders party to this Agreement, hereby consents to this Agreement and the amendments to the Credit Agreement contemplated herein.

IX.MISCELLANEOUS.
A.Each party hereto agrees, that except as specifically amended hereby, as of the Third Amendment Effective Date, the Loan Documents remain unmodified and in full force and effect. Each of the Parent REIT and the Borrower hereby ratifies and confirms its obligations under the Amended Credit Agreement and the other Loan Documents to which it is a party.
B.On and after the Third Amendment Effective Date, references in the Amended Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time. This Agreement shall constitute a Loan Document.
C.This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.
D.THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
E.Section 10.12 of the Amended Credit Agreement is incorporated herein by reference, mutatis mutandis.
F.This Agreement and the other Loan Documents represent the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the parties hereto relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
G.Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.
H.The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to (i) any document to be signed by any Lender, in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form; and (ii) any document to be signed by the Borrower or any other Loan Party in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature of such Lender, the Borrower or other Loan Party, or the use of a paper-based recordkeeping system with respect to such Lender, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Agent is under no obligation to agree to accept electronic signatures from any Lender, the Borrower or other Loan Party in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it; provided further that, upon the request of the Agent or any Lender, any such electronic signature shall be followed by a manually executed version thereof. Each of the undersigned hereby (i) agrees that, for all purposes, electronic images of this Agreement (including with respect to any of the Lender’s signature pages thereto) shall have the same legal effect, validity, admissibility into evidence and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity, admissibility into evidence or enforceability of this Agreement based solely on the lack of paper original copies hereof, including with respect to any of the Lender’s signatures hereto.
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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.
ESSENTIAL PROPERTIES REALTY TRUST INC., as the PARENT REIT

By:    ___________________________________
Name:    Mark E. Patten
Title:    Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

ESSENTIAL PROPERTIES, L.P., as the Borrower
By:    Essential Properties OP G.P., LLC, its general partner

By:    ___________________________________
Name:    Mark E. Patten
Title:    Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

[Essential Properties – Signature Page to Third Amendment to Credit Agreement]

SUBSIDIARY GUARANTORS:
SCF REALTY IFH LLC, a Delaware limited liability company
SCF REALTY FUNDING LLC, a Delaware limited liability company
SCF REALTY SERVICING COMPANY LLC, a Delaware limited liability company
SCFRC-HW LLC, a Delaware limited liability company
SCF REALTY CAPITAL TRUST LLC, a Delaware limited liability company
SCFRC-HW-V LLC, a Delaware limited liability company
SCFRC-HW-528 SOUTH BROADWAY-SALEM LLC, a Delaware limited liability company
SCFC-HW-G LLC, a Delaware limited liability company
SCF RC FUNDING IV LLC, a Delaware limited liability company
SCF TRS LLC, a Delaware limited liability company
SCF RC FUNDING CANAL LLC, a Delaware limited liability company
LB FUNDING I LLC, a Delaware limited liability company
SCF RC FUNDING I LLC, a Delaware limited liability company
SCF RC FUNDING II LLC, a Delaware limited liability company
SCF RC FUNDING III LLC, a Delaware limited liability company
EPRT TENNESSEE PROPERTIES LLC, a Delaware limited liability company
CADET 23 LLC, a Delaware limited liability company

By:    ESSENTIAL PROPERTIES, L.P., a Delaware limited partnership as Member, Manager, Member and Manager, or Sole Member of the Sole Member of each of the entities listed above
By:    ESSENTIAL PROPERTIES OP G.P., LLC,
a Delaware limited liability company,
its general partner

By:    ___________________________
Name:    Mark E. Patten
Title:    Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

[Essential Properties – Signature Page to Third Amendment to Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:    _______________________________
Name:
Title:

[Essential Properties – Signature Page to Third Amendment to Credit Agreement]

TRUIST BANK, as a Lender

By:    ___________________________________
Name:
Title:
[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]
[Essential Properties – Signature Page to Third Amendment to Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By:    ___________________________________
Name:
Title:
[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]
[Essential Properties – Signature Page to Third Amendment to Credit Agreement]

UNITED BANK, as a Lender

By:    ___________________________________
Name:
Title:
[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]
[Essential Properties – Signature Page to Third Amendment to Credit Agreement]

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By:    ___________________________________
Name:
Title:
[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]
[Essential Properties – Signature Page to Third Amendment to Credit Agreement]

STIFEL BANK & TRUST, as a Lender

By:    ___________________________________
Name:
Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]
[Essential Properties – Signature Page to Third Amendment to Credit Agreement]

FIRST HORIZON BANK, as a Lender

By:    ___________________________________
Name:
Title:
[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]
[Essential Properties – Signature Page to Third Amendment to Credit Agreement]

THE HUNTINGTON NATIONAL BANK, a national banking association, as a Lender

By:    ___________________________________
Name:
Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]
[Essential Properties – Signature Page to Third Amendment to Credit Agreement]

BANK OF MONTREAL, as a Lender

By:    ___________________________________
Name:
Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]
[Essential Properties – Signature Page to Third Amendment to Credit Agreement]

TD BANK, N.A., as a Lender

By:    ___________________________________
Name:
Title:
[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]
[Essential Properties – Signature Page to Third Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:    ___________________________________
Name:
Title:

[Essential Properties – Signature Page to Third Amendment to Credit Agreement]